UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 28, 2012

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933

(Address of Principal Executive Offices)
 (Zip Code)

Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))

o             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Beginning with the first quarter of 2012, Johnson & Johnson will use a new format to report sales results of key products and franchises. These enhancements have been made to provide greater clarity and alignment with business operations.

In the Pharmaceutical segment, the Company will report both sales of therapeutic areas and key products within those therapeutic areas. The therapeutic areas to be reported include: Immunology, Infectious Diseases, Neuroscience, and Oncology.

In the Medical Devices and Diagnostics segment, the new format for sales reporting includes:

•	Cardiovascular Care (no change)

•	Diabetes Care (no change)

•	Diagnostics (formerly Ortho-Clinical Diagnostics)

•	General Surgery (includes former Ethicon's women's health, hernia and sutures and Ethicon Endo-Surgery's endo-mechanical businesses)

•	Infection Prevention/Other (includes former Ethicon Endo-Surgery's Advanced Sterilization Products business)

•	Orthopaedics (formerly DePuy)

•	Specialty Surgery (includes former Ethicon's biosurgery, Mentor and Acclarent and Ethicon Endo-Surgery's energy businesses and SterilMed)

•	Vision Care (no change)

There are no changes to the sales reporting presentation for the Consumer segment.

Attached are the Pharmaceutical and Medical Devices and Diagnostics segments sales schedules for 2011, by quarter, reflecting the new format that will be used beginning in the first quarter of 2012. This information is also available on www.investor.jnj.com or at www.sec.gov.

(This communication contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson.  Risks and uncertainties include, but are not limited to, general industry conditions and competition; economic factors, such as interest rate and currency exchange rate fluctuations; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; challenges to patents; significant adverse litigation; impact of business combinations; financial distress and bankruptcies experienced by significant customers and suppliers; changes to governmental laws and regulations and domestic and foreign health care reforms; trends toward health care cost containment; increased scrutiny of the health care industry by government agencies; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and sovereign risk; disruptions due to natural disasters; manufacturing difficulties or delays; and product efficacy or safety concerns resulting in product recalls or regulatory action. A further list and description of these risks, uncertainties and other factors can be found in Exhibit 99 of Johnson & Johnson's Annual Report on Form 10-K for the fiscal year ended January 1, 2012.  Copies of this Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson.  Johnson & Johnson does not undertake to update any forward-looking statements as a result of new information or future events or developments.)

Item 9.01                     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description of Exhibit

Exhibit 99.1    Reformatted 2011 Sales Schedules for the Pharmaceutical and Medical Devices and Diagnostics Segments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: March 28, 2012	By:	/s/ Stephen J. Cosgrove
Stephen J. Cosgrove Controller (Principal Accounting Officer)